Exhibit 10.3

1847 Asien Inc.

1801 Piner Road

Santa Rosa, CA 95403

October 20, 2022

Joerg Christian Wilhelmsen and Susan Kay Wilhelmsen,

as Trustees of the Wilhelmsen Family Trust, U/D/T dated May 1, 1992

123 Barrio Way

Windsor, CA 95492

Attn: Joerg Christian Wilhelmsen and Susan Kay Wilhelmsen

Mr. and Ms. Wilhelmsen:

Reference is made to that certain 6% Amortizing Promissory Note, dated July 29, 2020 (the “Note”) by and between 1847 Asien Inc., a Delaware corporation (the “Company”) and you (the “Holder”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Note.

The Company and the Holder desire and agree to amend the Note as follows: (i) Section 1 of the Note is hereby amended such that Unamortized Principal with all accrued but unpaid interest thereon shall be payable monthly, beginning on November 30, 2022, in accordance with the schedule set forth on Exhibit A hereto (the “Payment Schedule); and (ii) the Maturity Date is hereby extended to February 28, 2023. The parties hereto agree that the amendments described above are effective retroactively to July 29, 2022.

In consideration for the amendments described herein, the Company hereby agrees to pay to the Holder an amount equal to $87,707.12, representing 15% of the Unamortized Amount, payable on the Maturity Date (the “Amendment Fee”).

[Signature page follows]

By signing below, the Holder hereby consents and agrees to amend the terms of the Note and agrees to the Amendment Fee as consideration therefor, as set forth herein.

Very truly yours,

1847 Asien Inc.

By:	/s/ Robert Patterson
Name:	Robert Patterson
Title:	President / CEO

AGREED, CONSENT TO AND ACKNOWLEDGED:

Joerg Christian Wilhelmsen and Susan Kay Wilhelmsen, as Trustees

of the Wilhelmsen Family Trust, U/D/T dated May 1, 1992

By:	/s/ Joerg Christian Wilhelmsen
Name:	Joerg Christian Wilhelmsen
Title:	Trustee

By:	/s/ Susan Kay Wilhelmsen
Name:	Susan Kay Wilhelmsen
Title:	Trustee

EXHIBIT A

PAYMENT SCHEDULE

Quarterly payments made on or before October 30, 2022, on January 31, 2023 and on April 30, 2023, plus payment of Amendment Fee on April 30, 2023.

Payment Date	Payment Amount		Principal	Interest		Principal Balance
						$584,714.13	*
November 30, 2022	$151,575.89		$146,178.53	$5,397.36	**	$438,535.60
December 31, 2022	$148,371.21		$146,178.53	$2,192.68		$292,357.07
January 31, 2023	$147,640.32		$146,178.53	$1,461.79		$146,178.53
February 28, 2023	$234,616.55	***	$146,178.53	$730.89		$0
TOTAL:	$682,203.97

*	Balance includes accrued interest through October 5, 2022

**	Interest includes accrued interest beginning October 5, 2022

***	Payment Amount includes the Amendment Fee of $87,707.12